Business Combination (Details Textual) - USD ($) $ in Thousands	Jun. 12, 2019	Apr. 04, 2019	Oct. 03, 2019
Business Combination (Textual)
Acquired outstanding share capital, percentage		100.00%
Consideration for Purchased Shares, description		An amount equal to $3,400 thousand (the "Initial Shares Purchase Price"), out of which (i) $1,615 thousand was paid on Closing (as defined below) in immediate funds (in addition to an amount of $250 thousand down payment paid by the Company upon signing of Share and Asset Purchase Agreement); (ii) $175 thousand was deposited in escrow; and (iii) $1,360 thousand was paid by issuance of 1,217,370 ordinary shares of the Company (based on NIS 4.062 which is a per share 30-day average price of the Company's ordinary shares on the TASE prior to the date on which the Share and Asset Purchase Agreement was signed (the "Initial Consideration PPS")). The parties agreed that the Initial Shares Purchase Price may be increased or decreased on a dollar-for-dollar basis in the event NetNut has a negative working capital on the date of the Closing. Pursuant to this mechanism, in October 2019 the Initial Shares Purchase Price was decreased by $233 thousand which amount was repaid to the Company.
Contingent consideration payable, description		An amount of up to $5,000 thousand payable in contingent consideration (the "EarnOut Amount"), will be paid and distributed to the shareholders of NetNut upon NetNut achieving certain revenue milestones in 2019, hence, the payment of the payable EarnOut Amount will be deferred to the time when the Company's financial results for the year 2019 are published. The Company, at its sole discretion, may elect to pay up to fifty percent (50%) of the EarnOut Amount in ordinary shares (the "EarnOut Shares"), provided that in any event, the amount of the EarnOut Shares will not exceed 2,237,814 ordinary shares (representing a quotient of half of the maximum EarnOut amount, i.e. $2,500 thousand, divided by the Initial Consideration PPS).
Assets purchase price, description		An aggregate amount equal to $6,300 thousand (the "Assets Purchase Price"). The Assets Purchase Price was paid as follows: ● An amount equal to $3,455 thousand was paid at Closing in immediately payable funds; ● An amount equal to $325 thousand was deposited in escrow; and ● An amount equal to $2,520 thousand was paid at Closing in ordinary shares, issued at a per share price equal to the Initial Consideration PPS, i.e. 2,255,717 ordinary shares. In connection with the transaction, the Company agreed to pay to certain finders of the transaction a fee equal to the sum of 3% of the total purchase price of the transaction. The Company elected to pay up to 50% of such fee in equity securities of the Company. Accordingly, the Company incurred transaction costs amounting to approximately $312 thousand that were charged to profit or loss within "general and administrative expenses."
Useful lives of intangible assets, description	Technology and supplier relations and customer relations are amortized on a straight-line basis over 5 years and 7.5 years, respectively. Goodwill primarily represented the value of expected synergies arising from the acquisition, as well as assembled workforce, and was allocated entirely to the NetNut segment.
Goodwill	$ 7,356		$ 7,356
Repayment amount			$ 233